INCOME TAXES - Future Income Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Future income tax assets:
Non-capital losses	$ 31,658	$ 26,078
Un-depreciated capital cost (UCC)	1,868	1,571
Other intangible items	223	23
Total future income tax assets	33,749	27,672
Future income tax liabilities:
Unrecognized deferred tax asset	(33,749)	(27,672)	$ (23,101)
Net future income tax asset	$ 0	$ 0